UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report:  December 27, 2012
(Date of earliest event reported)

LE@P TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 771-1772

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, Le@P Technology, Inc. (the “Company”) currently has limited cash, no revenue-producing activities and ongoing expenses as well as substantial indebtedness and liabilities.  During the past several years, the Company has relied entirely upon the M. Lee Pearce Living Trust (the “Majority Stockholder Trust”), of which the Company’s indirect and beneficial majority stockholder, M. Lee Pearce, M.D. (“Dr. Pearce”), is the 100% beneficial owner (Dr. Pearce, together with entities owned or controlled by him that own capital stock of the Company are collectively referred to as the “Majority Stockholder”), to fund working capital needs and expenses of the Company (and to extend maturities and agree to other modifications, in its discretion, on the substantial indebtedness owing to the Majority Stockholder Trust).

On December 27, 2012, the Majority Stockholder Trust provided the Company with a $1,200,000 loan (the “December 2012 Loan”), which management believes, based on the Company’s recent and expected operating expenses, will be sufficient to fund the Company’s working capital requirements at least through December 31, 2014.  The December 2012 Loan is evidenced by and incorporated into the December 2012 Le@P Combined Renewal Note (defined and described below).  A copy of the December 2012 Le@P Combined Renewal Note is filed herewith as Exhibit 10.1.

In addition to the December 2012 Loan, the Majority Stockholder Trust previously made other working capital loans to the Company, which are evidenced by two promissory notes made by the Company in favor of the Majority Stockholder Trust and dated February 7, 2012 (in the original principal amount of $777,062.04) and April 9, 2012 (in the original principal amount of $500,000) (collectively referred to as the “Working Capital Notes”).  The maturity date of these existing Working Capital Notes is June 30, 2013.

On December 27, 2012, the Majority Stockholder Trust, as holder of and payee under the Working Capital Notes, agreed: (i) to extend the maturity date of the total outstanding indebtedness under the Working Capital Notes from June 30, 2013 to March 31, 2015 (the “Extended Maturity Date”), and (ii) to combine the total outstanding indebtedness evidenced by and under the December 2012 Loan (as described above) and the Working Capital Notes (including their outstanding principal amounts and accrued interest through December 27, 2012) into a single note, thereby replacing the Working Capital Notes with a Renewal Promissory Note (Working Capital) dated December 27, 2012 in the principal amount of $2,516,467.36 (the “December 2012 Le@P Combined Renewal Note”).  The principal and all accrued interest - at the agreed rate of 3.75% per annum - under the December 2012 Le@P Combined Renewal Note are due in one lump sum on the Extended Maturity Date (of March 31, 2015).  Other than the new (combined) principal amount, which includes the principal amount of the December 2012 Loan, and the extension of the maturity date, in each case as noted above, the terms of the Working Capital Notes were not changed and these notes (and the obligations thereunder) are now incorporated in and replaced and evidenced by the December 2012 Le@P Combined Renewal Note.

Bay Colony Associates, Ltd. (“Bay Colony”), which is an entity wholly-owned by Dr. Pearce, previously made a loan to a wholly-owned subsidiary of the Company, Parkson Property LLC (“Parkson”), which was evidenced by a Promissory Note made by Parkson in favor of Bay Colony dated September 28, 2001 (the “Original Parkson Note”) secured by a mortgage on the subject property and other collateral referenced thereunder.  As previously disclosed, the Original Parkson Note was replaced in succession a number of times as follows:  the Original Parkson Note was replaced by a Promissory Note dated March 17, 2006 (the “Replacement Parkson Note”); the Replacement Parkson Note was replaced by a Renewal Promissory Note dated October 24, 2007 (the “First Parkson Renewal Note”); the First Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 15, 2010 (the “Second Parkson Renewal Note”); the Second Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 31, 2011 (the “Third Parkson Renewal Note”); the Third Parkson Renewal Note was replaced by a Renewal Promissory Note (Parkson) dated February 7, 2012 (the “Fourth Parkson Renewal Note”) in the principal amount of $794,650.68 (i.e., the total outstanding principal amount under the Parkson notes referred to above).  The Fourth Parkson Renewal Note’s maturity date is June 30, 2013.

On December 27, 2012, Bay Colony agreed to extend the maturity date of the total outstanding indebtedness and accrued interest under the Fourth Parkson Renewal Note from June 30, 2013 to the Extended Maturity Date of March 31, 2015, thereby replacing the Fourth Parkson Renewal Note with a Renewal Promissory Note (Parkson Property) dated December 27, 2012 in the principal amount of $821,184.39 (the “December 2012 Parkson Property Replacement Note”), consisting of a principal amount of $794,650.68 and corresponding accrued interest through December 20, 2012 aggregating $26,533.71.  The principal and all accrued interest - at the rate of 3.75% per annum - under the December 2012 Parkson Property Replacement Note are due in one lump sum on the Extended Maturity Date (of March 31, 2015).  Other than the new (combined) principal amount and the extension of the maturity date, in each case as noted above, the terms of the Fourth Parkson Renewal Note (and the obligations thereunder) were not changed and are now incorporated in and replaced and evidenced by the December 2012 Parkson Property Replacement Note.  A copy of the December 2012 Parkson Property Replacement Note is filed herewith as Exhibit 10.2.

The extension of the maturity date of the Working Capital Notes and the Fourth Parkson Renewal Note and the replacement of such notes (and the obligations thereunder) with the December 2012 Le@P Combined Renewal Note and the December 2012 Parkson Property Replacement Note, respectively, was effected, at the request of the Company and in the sole discretion and with the support and assistance of the Majority Stockholder Trust and Bay Colony, respectively, (i) because the Company (together with Parkson) does not have the funds, credit or capital resources available to satisfy the indebtedness (as the same becomes due on its/their stated maturity dates) evidenced thereby and (ii) to provide a reasonable period of time – until the Extended Maturity Date of March 31, 2015 - before the indebtedness under all the notes referenced above becomes due.  In addition, the Company anticipates that the additional funding and maturity date extensions described above will result in a clean (i.e., not including any “going concern” qualification) report from the Company’s outside auditors accompanying and regarding the Company’s December 31, 2012 audited annual financial statements.

There can be no assurance that cash on hand plus the proceeds from the December 2012 Loan will be sufficient to fund the Company’s working capital requirements and related expenses beyond June 30, 2014 (including through March 31, 2015, the new extended maturity date), or that the Majority Stockholder Trust will further extend the maturity date of the December 2012 Le@P Combined Renewal Note, or that Bay Colony will further extend the maturity date of the December 2012 Parkson Property Replacement Note, in the event the Company or Parkson, as the case may be, is unable to repay its indebtedness when due on March 31, 2015 (or in connection with any default which may occur prior to such maturity date).  In addition, there can be no assurance that the Majority Stockholder Trust, or any of the Majority Stockholder’s other affiliates, will continue to fund or provide loans, advances or other capital resources to the Company or its affiliates (or regarding any of the terms or conditions on any such loans, advances or capital resources that such persons may, in their discretion, determine to provide or make available).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As disclosed in Item 1.01 above, on December 27, 2012, the Majority Stockholder Trust provided the Company with the December 2012 Loan in the principal amount of $1,200,000, which management believes, based on the Company’s recent and expected operating expenses, will be sufficient to fund the Company’s working capital requirements at least through December 31, 2014.  The December 2012 Loan is evidenced by and incorporated into the December 2012 Le@P Combined Renewal Note, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit	Description

	10.1	Renewal Promissory Note (Working Capital) dated December 27, 2012 in the principal amount of $2,516,467.36 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

	10.2	Renewal Promissory Note (Parkson Property) dated December 27, 2012 in the principal amount of $821,184.39 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: December 28, 2012	By:	/s/ Timothy C. Lincoln
	Name:	Timothy C. Lincoln
	Title:	Acting Principal Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	Renewal Promissory Note (Working Capital) dated December 27, 2012 in the principal amount of $2,516,467.36 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

10.2	Renewal Promissory Note (Parkson Property) dated December 27, 2012 in the principal amount of $821,184.39 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.